EXHIBIT 10.1

LOGICQUEST TECHNOLOGY INC.

5 Independence Way, Suite 300, Princeton, NJ 08540

United States of America

July 22, 2016

Logicquest Technology Limited

P.O. box 957, Offshore Incorporations Centre

Road Town, Tortola, B.V.I.

Attention: Yew Siong Cheng

Dear Mr. Cheng

Re:    Letter of Intent for the combination of Logicquest Technology Limited (“Logicquest”) and Logicquest Technology Inc. (“Pubco”)

We refer to our letter dated March 31, 2016 in relation to the captioned matter (“Letter of Intent”), and the discussion between your Mr. Cheng and us on June 30, 2016 (“Discussion”).

Based on our Discussion, we have agreed to extend all the deadlines stipulated in the Letter of Intent, being June 30, 2016, to October 31, 2016.

Kindly confirm our understanding above by signing the confirmation below.

Thank you.

Yours very truly

LOGICQUEST TECHNOLOGY INC.

By:	/s/ Ang Woon Han
Authorized Signatory

Agreed and confirmed the above this 22nd day of July, 2016.

LOGICQUEST TECHNOLOGY LIMITED

By:	/s/ Yew Siong Cheng
Authorized Signatory